MEMORIAL FUNDS

GOVERNMENT BOND FUND
CORPORATE BOND FUND
GROWTH EQUITY FUND
VALUE EQUITY FUND

June 30, 1998 (Unaudited)                                     SEMI-ANNUAL REPORT
-------------------------------------------------------------------------
Dear Memorial Fund Shareholder:

Since their inception in March 1998, more than $250 million has been invested by shareholders across the four Memorial Funds. It is a remarkably successful performance that represents an investment commitment far exceeding our initial expectations for the Funds' first quarter. I am pleased and gratified by your confidence in the Funds and I want to convey my appreciation to you and to the International Cemetery and Funeral Association ("ICFA") and the other industry members who have supported the Memorial Funds throughout their development process.

At the ICFA annual convention in Atlanta last March, we gave the first of a continuing series of presentations designed to educate potential investors on how the Memorial Funds can meet their unique investment needs. The continuing success of these presentations, together with our meetings with state associations and individual industry members, has proven the value of this focus on education. Building on this success, we plan an even more comprehensive marketing campaign during the fourth quarter of 1998, continuing our presentations at industry conferences and developing a comprehensive media advertising campaign. These efforts will give us greater exposure to the members of the funeral and cemetery industries and will ultimately contribute to the growth of the Memorial Funds.

Meeting and working with the people who make up the funeral and cemetery industries has been especially rewarding and illuminating. It has confirmed our belief that on every level, from small independent companies to large consolidated operations, the industries embrace dynamic, talented professionals who strive diligently to serve the families and loved ones who rely on them in the most trying of circumstances.

But the experiences gathered during this development stage of the Funds has taught another lesson: The funeral and cemetery industries today are still largely under-served by the investment community, even as other retail and institutional clients are benefiting from products and services geared to their special needs. The management of the Memorial Funds is determined to address this issue. We are in a position to understand the unique regulatory and investment requirements of the industry. We are committed to providing a mutual fund product designed to meet these unique requirements. We will continue to listen to our shareholders as we go forward with plans to expand our current offering. Toward that end, I am pleased to announce that by year end we plan to offer two new portfolios especially designed to meet the asset allocation needs of our industries.

On behalf of the Board of Trustees of the Memorial Funds, I thank you for your support and promise that we will continue to merit it. We believe we have had an uncommonly successful beginning; we will remain committed to the same goal of meeting the investment needs of the funeral and cemetery industries for many years to come.

Sincerely,

/s/ Christopher W. Hamm
----------------------------
Christopher W. Hamm
President-Memorial Funds
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                               TABLE OF CONTENTS

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                                                              Page
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA                 1
Portfolio Performance.......................................     1
Sub-Adviser Interviews......................................     3
  Government Bond Fund......................................     3
  Corporate Bond Fund.......................................     5
  Growth Equity Fund........................................     7
  Value Equity Fund.........................................     9
Performance Data............................................    11
FINANCIAL STATEMENTS OF THE MEMORIAL FUNDS
Schedules of Investments....................................    13
  Government Bond Fund......................................    13
  Corporate Bond Fund.......................................    14
  Growth Equity Fund........................................    17
  Value Equity Fund.........................................    19
Notes to Schedules of Investments...........................    20
Statements of Assets and Liabilities........................    21
Statements of Operations....................................    22
Statements of Changes in Net Assets.........................    23
Financial Highlights........................................    24
Notes to Financial Statements...............................    26

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

GENERAL UNITED STATES MARKET COMMENTARY

    The U.S. bond market continued its rally during the second quarter, posting a 2.6% gain as measured by the Lehman Brothers Government Bond Index, and 2.5% as measured by the Lehman Brothers Corporate Bond Index. The benchmark thirty year Treasury Bond ended the quarter yielding 5.62%, down over 30 basis points from 5.94% at the end of March. The two year Treasury yield of 5.54% left the two to thirty year spread a very slim 8 basis points (the same spread was 36 basis points in March).

The U.S. economy was characterized by slowing growth and low inflation during the second quarter. This provides the Federal Reserve Bank with little incentive to increase rates, and thus the discount rate remained at 5.00%.

The domestic equity market cooled somewhat during the second quarter, providing mixed returns that varied across the spectrum of capitalization and style. Large cap stocks gained 3.3% as measured by the S&P 500 Stock Index, and 2.5% as measured by the Russell 1000 Index. As mentioned, there was a considerable difference in returns for differing investment styles. The Russell 1000 Growth Index gained 4.5% for the quarter, while the Russell 1000 Value Index gained only 0.4%. Capitalization was also a factor in that the largest companies generally provided the best performance. Overall, the uncertainty in future corporate earnings resulting from the economic problems in the Far East affected the market.

During the quarter, the markets vacillated, as the S&P 500 Stock Index gained 1.04% in April, lost 1.74% in May, and recovered 4.06% in June. The other capitalization ranges were essentially flat in April, recorded significant declines in May, and recovered in June (with the exception of the Russell 2000 Small Cap Index, which was flat).

As one would expect, industry groups associated with growth investing provided the best returns. The Technology portion of the Russell 1000 Index returned 8.4% for the quarter on a cap-weighted basis. This was followed by Health Care at 7.2%. Transportation and Communications Services were at the bottom losing 6.0% and 4.8%, respectively. These also happened to be the only sectors where the equal-weighted measure exceeded the cap weighted.

FUND PERFORMANCE-INCEPTION TO DATE

GOVERNMENT BOND FUND

    The Northern Trust Company ("NTC") recorded a good first quarter for the Fund, with a quarterly return of 2.59%. This was just slightly behind the 2.63% for the Lehman Brothers Government Bond Index. The return resulted from the manager's positioning of the Fund for declining interest rates that occurred during the quarter. The slight underperformance resulted from the significant cash flow into the Fund in late April. For the next six months, NTC anticipates interest rates will remain relatively stable and that bonds should continue to perform well in this environment.

                                       1                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

CORPORATE BOND FUND

    The first quarter of management by Conseco Capital Management ("CCM") was successful, as the Fund returned 2.82% versus 2.48% for the Lehman Brothers Corporate Bond Index. This performance resulted from an overweight in U.S. Treasury securities which benefited from a decline in interest rates during the quarter, and an underweight in corporate bonds which helped to avoid the losses associated with a widening of spreads between the credit qualities of corporate bonds during the quarter. The widening of spreads resulted from the concerns in the U.S. economy about the unknown effect of the economic crisis in Asia. During the next quarter, CCM is expecting to increase the corporate bond exposure of the Fund to take advantage of the widened spreads between credit qualities as certain corporate names currently represent good values. CCM also expects to increase the Fund's exposure allowed in BBB rated bonds up to the allowable limit within the next six months.

GROWTH EQUITY FUND

    Davis Hamilton Jackson & Associates, Inc. delivered good results for the quarter ending June 30, 1998, recording a return of 5.81% for the quarter versus 3.3% for the S&P 500 Stock Index and 4.5% for the Russell 1000 Growth Index. The success of the quarter resulted from the Fund's holdings in growth companies which recorded steady or increasing quarterly earnings in the retail, technology, financial services and health care industries. The largest overweights in the portfolio versus the Russell 1000 Growth Index include cyclicals, financials and utilities. For the next six months, the manager does not anticipate any major shifts in the portfolio construction as they feel it is properly positioned for market uncertainties caused by the weakness in the Asian economies.

VALUE EQUITY FUND

    Beutel, Goodman Capital Management ("BGCM") had a difficult quarter, as the portfolio recorded a -4.75% performance for the quarter, versus the S&P 500 Stock Index gain of 3.3% and the Russell 1000 Value Index gain of 0.4%. This underperformance resulted from several factors. First, the portfolio holds lower price/ earning ratio ("P/E") stocks relative to the overall market. Secondly, BGCM's value approach currently favors mid-cap stocks that were "out-of-favor" during the quarter. Finally, BGCM has significant holdings in the energy and consumer cyclical sectors. The oil sector, in particular, has been directly impacted by the fall in oil prices, caused by the Asian economic concerns as well as continued over-production by OPEC members. Beutel Goodman is optimistic and believes that historically high valuations in high P/E stocks will decline, and the marketplace will begin favoring the lower P/E stocks such as those owned by the Fund.

                                       2                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

Forum Investment Advisors, LLC, the investment adviser to the Memorial Funds, posed various questions to the sub-advisers of the four portfolios subsequent to the end of the reporting period. Those questions, and the responses received from the investment managers, provide interesting insight into the investment style, portfolio positioning and expectations of the managers for the remainder of 1998.

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND")

Q: WHAT ATTRIBUTES OF YOUR FUND HAD THE MOST SIGNIFICANT IMPACT ON PERFORMANCE? WHY?

A: In assessing performance since inception, it is important to keep in mind that significant monies did not flow into the Fund until the latter part of April. In addition, the magnitude of the subsequent cash additions creates some "noise" in the relative performance figures during the initial period. Aside from the cashflow influences, the most significant impact on the Fund's relative return profile was generated from our relative duration decision. Since our initial purchases, the Fund has been positioned to reflect our constructive outlook for interest rates. As a result, the Fund has experienced greater price appreciation in response to the decrease in Treasury rates.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: The performance of the Fund was much as we anticipated during the period. The relative performance numbers for June, which were absent the effects of any significant cashflow activity, reflect our expectations for the relative performance profile. In other words, we believe that the Fund is presently constructed to perform better in a steady-to-lower interest rate environment.

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM THE FUND? DO YOU EXPECT ANY MAJOR SHIFTS DURING THE REMAINDER OF 1998?

A: The largest positions added to the Fund are represented by several Treasury issues spread across the maturity spectrum. The purpose of these initial purchases was to gain interest rate exposure in a very cost efficient manner. As we proceed forward in the management of the Fund, we anticipate shifting the composition of the Fund towards non-Treasury sectors in order to generate a greater level of yield. Examples of such security types may include Agency issues, Mortgage-backed issues, and Corporate obligations. Our participation in these areas will be dictated by relative value opportunities as they arise. These sector and issue decisions are where we anticipate generating the majority of relative performance over the longer term.

Q: WHAT IS THE FUND'S CURRENT DURATION? HOW DOES THIS COMPARE TO THE LEHMAN BROTHERS GOVERNMENT BOND INDEX?

A: Duration measures the sensitivity of a debt security's price to changes in interest rates. One of our objectives is to maintain a duration between 75% and 125% of the Lehman Brothers Government Bond Index. In fact, we have maintained a duration greater than that of the Index. As of the end of the period, the duration of the Fund was 5.59 years versus 5.18 years for the Index.

                                       3                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND (CONTINUED)

Q: WHAT IS YOUR OUTLOOK FOR INTEREST RATES IN THE NEAR TERM? HOW WILL YOUR OUTLOOK AFFECT THE COMPOSITION OF YOUR FUND?

A: We feel that bonds will remain an attractive investment option for three reasons. First, generous U.S. real yields compare favorably with those of other industrialized countries. Second, fallout from Asia is making the cyclical U.S. economic backdrop more benign. Third, reduction in supply will support Treasury prices.

Bond investors experienced a volatile but rewarding quarter as renewed turmoil in Asia more than offset concerns about continued strong growth in the domestic economy. Economic and policy developments emanating from Asia caused bond sentiment to shift from expectations that the Federal Reserve was contemplating raising rates in order to cool the economy to a belief that a possible economic slowdown was in the offing. Bonds rallied sharply and the yield curve flattened amidst this shift, initially in a classic "flight to quality" and subsequently on growing expectations that Asia's woes would curb U.S. growth and keep inflation subdued. The change in sentiment and ensuing rally drew considerable support from Chairman Greenspan's early June testimony to Congress where his comments began with a declaration that "an assessment [of U.S. economic conditions] cannot be made in isolation but depends critically on what is happening in the rest of the world."

The combination of slower cyclical growth and subdued inflation should allow the Federal Reserve to keep monetary policy on hold for the rest of the year. We believe bonds will perform well in this environment, especially when viewed against a secular backdrop which remains highly favorable. Our constructive view of the bond market has not been built on expectations of continuous global economic and financial strife. However, the scope and severity of near-term uncertainties continues to enhance the constructive fundamental case we have long been making for bonds.

Q: WHAT IS YOUR CURRENT ALLOCATION AMONG SECTORS OF YOUR STRATEGY? HOW DOES THIS COMPARE TO YOUR BENCHMARK?

A: Our current allocation among sectors includes an 8.4% exposure to Agency issues and a 7.3% position in assorted Corporate obligations. Agency issues represent just over 15% of the Lehman Brothers Government Bond Index. Accordingly, we plan to increase our exposure to these securities in the near future. While the Index does not contain any Corporate issues, we anticipate increasing the Fund's exposure towards the 10% maximum limitation. Both security types have lagged the performance of the Treasury sector as the risk premiums that investors have demanded for non-Treasury issues have increased in recent months. We plan to take advantage of these wider spreads in an attempt to increase the yield profile of the Fund.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JUNE 30, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       4                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. GREG HAHN OF CONSECO CAPITAL MANAGEMENT, INC. SUB-ADVISER TO CORPORATE BOND FUND ("FUND")

Q: WHAT ATTRIBUTES OF THE FUND HAD THE MOST SIGNIFICANT IMPACT ON PERFORMANCE? WHY?

A: The most significant reason for the outperformance of the Fund during this period was its large U.S. Treasury position. The Fund held a larger Treasury position during the initial "start-up" or funding phase. We believed it was more important to invest the large cashflows in U.S. Treasury securities so the Fund was fully invested rather than leave the funds in cash and wait to find corporate bond investments. This strategy allowed our Fund shareholders to benefit from the decline in interest rates which the bond market experienced during the second quarter. Over this period, U.S. Treasury bonds outperformed corporate bonds.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: Our biggest challenge during the period was quickly and efficiently investing the cashflows the Fund received in a manner that would reflect the general nature of the Fund. This meant investing the assets substantially in Corporate bonds, Asset-backed securities, Mortgage-backed securities and Taxable municipal bonds. The remainder of the Fund was invested in U.S. Treasury securities so that the duration of the Fund was relatively neutral to the duration of the Lehman Brothers Corporate Bond Index. Thus, the performance of the Fund met our expectations as of June 30th.

Q: WHAT IS THE FUND'S CURRENT DURATION? HOW DOES THIS COMPARE TO THE LEHMAN BROTHERS CORPORATE BOND INDEX?

A: One of our objectives is to maintain a duration between 75% and 125% of the Lehman Brothers Corporate Bond Index. In fact, we have maintained a duration slightly longer than that of the Index. As of the end of June, the duration of the Fund was 6.11 years versus 6.04 years for the Index.

Q: WHAT IS YOUR OUTLOOK FOR INTEREST RATES IN THE NEAR TERM? HOW WILL YOUR OUTLOOK AFFECT THE COMPOSITION OF THE FUND?

A: The environment in the second quarter of 1998 proved positive for both the economy and the financial markets. During the quarter we experienced above-trend growth in the economy, slowing inflation, and lower levels of interest rates. While the U.S. economy posted strong growth numbers through the first half of 1998, we believe there is considerable evidence, particularly from recent jobs growth, industrial production, and trade data, for a significant slowdown during the second half of the year. With the unemployment rate bouncing off a 28-year low, there is little slack in our labor markets. Historically, this would result in a pickup in the rate of inflation. The improvement in productivity throughout the economy, however, has allowed for a higher rate of economic growth without higher inflation.

Looking forward, we expect to experience stability in interest rates as a shrinking industrial sector, combined with trade imbalances, helps to slow U.S. economic growth. We believe the Federal Reserve will remain on the sidelines and not alter monetary policy until the financial crisis in Southeast Asia is perceived to be under control. Until the Fed is clear on the direction of monetary policy, the shape of the yield curve should remain flat and investors may find better opportunities investing in securities with shorter maturities. While we have

                                       5                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. GREG HAHN OF CONSECO CAPITAL MANAGEMENT, INC. SUB-ADVISER TO CORPORATE BOND FUND (CONTINUED)

experienced some easing in our labor markets recently, the low level of unemployment during the first half of 1998 may cause some pressure on wages. Still, we believe this is an excellent environment for bond investors partly because we believe interest rates will remain at current low levels. During a period such as this, our strategy will be to maintain a duration neutral relative to the Index.

Q: WHAT IS YOUR OUTLOOK WITH REGARD TO CREDIT SPREADS BETWEEN GOVERNMENT AND CORPORATE BONDS? HOW DOES THIS AFFECT THE FUND?

A: Recently, we have experienced a general widening in corporate spreads as the general supply of corporate bonds has increased and investors have preferred U.S. Treasury bonds as a safe haven given the problems in the Southeast Asian financial markets. The spread widening has been most pronounced in lower rated BBB securities and in the Yankee sector. Our investment philosophy is deeply rooted in the belief that through investing in securities that we consider to be undervalued, we will provide better returns without assuming significant levels of risk. We will take advantage of this spread widening to invest in corporate names we feel have become undervalued.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JUNE 30, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       6                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. JACK HAMILTON OF DAVIS HAMILTON JACKSON & ASSOCIATES, INC. SUB-ADVISER TO GROWTH EQUITY FUND ("FUND")

Q:  WHAT ATTRIBUTES HAD THE MOST SIGNIFICANT IMPACT ON PERFORMANCE? WHY?

A: Large exposure to consistent growth companies within retail, technology, financial services and health care industries and modest weightings in basic materials, energy, capital goods, and communications services contributed positively to our performance. Plus, earnings estimates of the companies held in the Fund have remained steady or increased as a group against a large number of stocks in the market that have seen downward revisions due to export and currency exposure and the collapse of the Asian economies. The fact that the market favored large companies over smaller and midcap stocks helped too.

Q:  HOW DID PERFORMANCE COMPARE TO YOUR EXPECTATIONS?

A: It exceeded them. Our stock selection emphasizes companies with above average growth rates where growth is stable or accelerating. The market continues to pay a large P/E premium for companies that can deliver strong earnings growth that is less impacted by the level of economic activity around the globe. We keep roughly one-third of the Fund in mid cap growth issues and this tactical allocation did not impair our returns. The S&P Midcap Index lost 2.2% in the second quarter, the Russell Midcap Index fell 1.5% and the Russell 2000 Index of smaller stocks declined 4.7%. Despite these negative results from these indices, the Fund still outperformed its benchmarks.

Q: WHAT WERE THE LARGEST POSITIONS ADDED TO AND SUBTRACTED FROM THE FUND? DO WE EXPECT MAJOR SHIFTS IN THE BALANCE OF 1998?

A: The largest changes will occur based on our discipline of monitoring earnings performance in each security held and secondarily by setting price targets for positions upon purchase. There were only two complete liquidations in the quarter; Cendant, due to the discovery of fraud and a resulting downward earnings and growth rate revision, and Thermo Electron, whose business is being impacted by more price competition in Asia. Several positions were reduced as price targets were achieved and our analysis contemplated no change in growth rates or earnings estimates. We do not project a large change in strategy for the Fund unless our confidence in earnings growth among sectors or the specific holdings changes.

Q: HOW DO THE INDUSTRY ALLOCATIONS COMPARE TO THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX?

A: The Fund is much more diversified than the Russell 1000 Growth Index. The Russell is very concentrated in three industry sectors: technology, consumer staples, and health care. Two-thirds of the Russell is in these groups, while the S&P 500 Stock Index would hold less than 45% in the same categories. Consequently, the Russell dramatically underweights basic materials, energy, communication services, transportation, and utilities with less than 10% in those five industries combined. The S&P has approximately 25% exposure to those five industries. By comparison, the Fund is diversified by sector with attention to the weightings in both indices. The midcap holdings in the Fund bring the average capitalization well below both benchmarks. With an earnings growth focus, our largest industry concentrations are in technology, consumer staples, and

                                       7                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. JACK HAMILTON OF DAVIS HAMILTON JACKSON & ASSOCIATES, INC. SUB-ADVISER TO GROWTH EQUITY FUND (CONTINUED)

consumer cyclicals (primarily retail). The Fund is below the Russell weighting in health care, basic materials and consumer staples; neutral in technology, communications services, energy, transportation and capital goods; and has a larger tilt in consumer cyclicals, financials, and utilities.

Q: HOW HAS THE "ASIAN CRISIS" AFFECTED PERFORMANCE? WILL IT IMPACT THE REMAINDER OF 1998?

A: We anticipated that large exporters and businesses that trade in global commodities would have a more difficult profit outlook until Asia stabilizes. We have de-emphasized these sectors in the Fund and envision keeping an emphasis on companies with more domestic revenues and products and services not in competition with Asian exports on world markets. We think the Asian turmoil will continue to pressure commodity producers in industries such as chemicals, paper, energy, semiconductors, metals, and capital goods. Service industries should experience a smaller impact. Given our anticipation, we do not believe that the Fund was impacted negatively by the Asian weakness.

Q: WHAT IS OUR OUTLOOK FOR GROWTH STOCK INVESTING IN THE SECOND HALF OF 1998? HOW DOES THIS COMPARE TO THE S&P 500 INDEX?

A: We believe growth stocks will continue to outperform a value style for the balance of the year for several reasons. First, the rate of earnings growth is decelerating in the U.S., causing investors to pay a larger premium for stable growth. Inflation is also absent, particularly at the producer level, making it difficult for cyclical companies and commodity producers to raise prices to protect profit margins. Third, the world economy is slowing and is racked with overcapacity in many industries. Until investors can more clearly forecast a renewal of economic growth, the confidence in 1999 earnings will be low and falling. This traditionally benefits companies with organic growth and strong consumer brands or franchises. With these factors in mind it is our judgment that the S&P 500 Stock Index will trail the returns generated by the Russell 1000 Growth Index due to a larger exposure to the broad economy in the second half of 1998.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JUNE 30, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       8                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. PHILIP FERGUSON OF BEUTEL, GOODMAN CAPITAL MANAGEMENT SUB-ADVISER TO VALUE EQUITY FUND ("FUND")

Q: WHAT ATTRIBUTES OF THE FUND HAD THE MOST SIGNIFICANT IMPACT ON PERFORMANCE? WHY?

A: The market was "driven" this quarter by the stocks of the very largest companies and by those with the highest P/E ratios. Our style tends to favor mid-sized companies and those with low P/E ratios, so we were somewhat out of synch with the current market momentum. Also, we have significant holdings in the energy sector and in cyclical stocks in general. These sectors of the market did not perform as well as the growth area of the market. Our technology holdings were positive contributors, with especially nice gains from IBM, Intel, and American Power Conversion.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: It is impossible to predict how the Fund will compare to the overall market for a period as short as one quarter. Over a market cycle, however, we would expect to outperform the overall market and our specific benchmark.

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM THE FUND? DO YOU EXPECT ANY MAJOR SHIFTS DURING THE REMAINDER OF 1998?

A: The Fund is well diversified. Our five largest holdings at the end of this initial management period are Electronic Data Systems, IBM, King World Productions, MBIA Corporation, and SLM Holdings. We do not anticipate making any "wholesale" changes over the balance of the year, yet the character of the Fund will certainly evolve as individual positions are initiated or eliminated from our list of holdings.

Q: HOW DO YOUR CURRENT INDUSTRY ALLOCATIONS COMPARE TO THE RUSSELL 1000 VALUE INDEX SECTOR WEIGHTS?

A: Our Fund is more evenly distributed than the Russell 1000 Value Index. Over half of the Russell 1000 Value Index, for instance, is accounted for by the Financial and Utilities sectors. Our investment process has led us to underweight these sectors and to overweight such sectors as Technology, Capital Goods, and Consumer Cyclicals.

Q: HOW HAS THE "ASIAN CRISIS" AFFECTED THE PERFORMANCE OF THE FUND? HOW DO YOU SEE THIS CRISIS AFFECTING THE FUND OVER THE REMAINDER OF 1998?

A: It is difficult to generalize about this issue. The Asian situation has created many cross-currents as it has worked its way through the world economy. Our energy positions were negatively affected, as the reduction in Asian demand for energy was a contributing factor to reduced oil prices. Several industrial holdings were hurt by reduced demand for their products and services; examples would include AMP, Brunswick, and Fluor Corporation. Several of our best gainers during the quarter were stocks perceived to be insulated from Asian problems, such as King World Productions, Cognizant, and Waste Management. As the crisis evolves over the balance of the year, Fund holdings will be affected on a stock-by-stock basis.

                                       9                          Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. PHILIP FERGUSON OF BEUTEL, GOODMAN CAPITAL MANAGEMENT SUB-ADVISER TO VALUE EQUITY FUND (CONTINUED)

Q: WHAT IS YOUR OUTLOOK FOR YOUR STYLE OF VALUE INVESTING OVER THE NEXT SIX MONTHS? HOW DOES THIS COMPARE TO YOUR OUTLOOK FOR THE S&P 500 INDEX?

A: As we enter the last half of this calendar year, the high P/E growth stocks continue to outperform value stocks. Valuation levels for the overall market, and especially for the large capitalization growth stocks, are at historic highs. The market moves in cycles, and history tells us that value stocks are overdue for a period of outperformance. We hope that we will see this trend reversal during the last half of this year. The Fund is comprised of solid companies selling at unrealistically low valuation levels-when the reversal comes, this Fund should see strong relative performance.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JUNE 30, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       10                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (unaudited) (continued)
JUNE 30, 1998
--------------------------------------------------------------------------------

These charts reflect a comparison in the change in value of $10,000 investment in Government Bond Fund and Corporate Bond Fund, including reinvested dividends and distributions, since inception of each Fund. The result is compared with a broad-based securities market index. Each Fund's total return includes operating expenses that reduces returns, while the total return of the Fund's respective Index does not. Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       GOVERNMENT BOND FUND VS. LEHMAN BROTHERS
                GOVERNMENT BOND INDEX

                                                                 GOVERNMENT BOND FUND
3/31/98                                                                       $10,003
4/30/98                                                                       $10,042
5/31/98                                                                       $10,137
6/30/98                                                                       $10,261
Total Return on 6/30/98
                                                                 Institutional Shares
Since Inception on 3/30/98:                                                     2.61%
Value on 6/30/98
Government Bond Fund:                                                         $10,261
Lehman Brothers Government Bond Index:                                        $10,264

       GOVERNMENT BOND FUND VS. LEHMAN BROTHERS
                GOVERNMENT BOND INDEX
                                                                     LEHMAN BROTHERS GOVERNMENT BOND INDEX
3/31/98                                                                                            $10,000
4/30/98                                                                                            $10,045
5/31/98                                                                                            $10,148
6/30/98                                                                                            $10,264
Total Return on 6/30/98
Since Inception on 3/30/98:
Value on 6/30/98
Government Bond Fund:
Lehman Brothers Government Bond Index:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      CORPORATE BOND FUND VS. LEHMAN BROTHERS
                CORPORATE BOND INDEX

                                                              CORPORATE BOND FUND               LEHMAN BROTHERS CORPORATE BOND INDEX
3/31/98                                                                    $9,998                                            $10,000
4/30/98                                                                   $10,049                                            $10,063
5/31/98                                                                   $10,163                                            $10,183
6/30/98                                                                   $10,280                                            $10,258
Total Return on 6/30/98
                                                             Institutional Shares
Since Inception on 3/25/98:                                                 2.80%
Value on 6/30/98
Corporate Bond Fund:                                                      $10,280
Lehman Brothers Corporate Bond Index:                                     $10,258

EACH FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                       11                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

These charts reflect a comparison in the change in value of $10,000 investment in Growth Equity Fund and Value Equity Fund, including reinvested dividends and distributions, since inception of each Fund. The result is compared with a broad-based securities market index. Each Fund's total return includes operating expenses that reduces returns, while the total return of the Fund's respective Index does not. Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    GROWTH EQUITY FUND VS. RUSSELL 1000
                GROWTH INDEX

                                                    GROWTH EQUITY         GROWTH EQUITY       RUSSELL 1000
                                                     FUND (TRUST)           FUND (INST)       GROWTH INDEX
03/31/98                                                  $10,000               $10,000            $10,000
04/30/98                                                  $10,060               $10,070            $10,132
05/31/98                                                   $9,880                $9,880             $9,840
06/30/98                                                  $10,561               $10,581            $10,433
Total Return on 6/30/98
                                                     Trust Shares  Institutional Shares
Since Inception on 3/30/98:                                 5.61%                 5.81%
Value on 6/30/98
Growth Equity Fund (Trust):                               $10,561
Growth Equity Fund (Inst):                                $10,581
Russell 1000 Growth Index:                                $10,433

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    VALUE EQUITY FUND VS.
   RUSSELL 1000 VALUE INDEX

                                    VALUE EQUITY          VALUE EQUITY       RUSSELL 1000
                                    FUND (TRUST)           FUND (INST)        VALUE INDEX
03/31/98                                 $10,000               $10,000            $10,000
04/30/98                                 $10,040               $10,040            $10,045
05/31/98                                  $9,640                $9,640             $9,879
06/30/98                                  $9,475                $9,485             $9,990
Total Return on 3/30/98
                                    Trust Shares  Institutional Shares
Since Inception on 3/30/98:              (5.26%)               (4.75%)
Value on 6/30/98
Value Equity Fund (Trust):                $9,475
Value Equity Fund (Inst):                 $9,485
Russell 1000 Value Index:                 $9,990

EACH FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                       12                         Memorial Funds

--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (unaudited)
JUNE 30, 1998
--------------------------------------------------------------------------------

        FACE                        SECURITY
       AMOUNT                     DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
CORPORATE BONDS & NOTES (7.3%)
           1,000,000 Associates Corp. of North America,
                      6.38%, 7/15/02........................  $ 1,011,391
           1,250,000 Finova Capital Corp., 6.63%, 9/15/01....   1,270,699
           1,000,000 Ford Motor Credit Co., 6.00%, 1/14/03...     997,394
           1,000,000 Lehman Brothers Holdings, 6.00%,
                      2/26/01...............................      996,982
                                                              -----------
Total Corporate Bonds & Notes
  (cost $4,276,025)                                             4,276,466
                                                              -----------
GOVERNMENT BONDS & NOTES (8.5%)
           2,500,000 FHLMC, 5.75%, 4/15/08...................   2,500,515
           2,500,000 FNMA, 5.75%, 6/15/05....................   2,512,363
                                                              -----------
Total Government Bonds & Notes
  (cost $4,961,375)                                             5,012,878
                                                              -----------
U.S. TREASURY OBLIGATIONS (79.3%)
U.S. TREASURY NOTES (57.2%)
           4,875,000 6.25%, 8/31/02..........................   5,002,974


        FACE                        SECURITY
       AMOUNT                     DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
U.S. TREASURY NOTES, CONTINUED
           8,350,000 6.50%, 10/15/06......................... $ 8,871,884
           9,000,000 6.63%, 7/31/01..........................   9,272,818
          10,275,000 6.88%, 7/31/99..........................  10,419,496
                                                              -----------
Total U.S. Treasury Notes
  (cost $33,434,238)                                           33,567,172
                                                              -----------
U.S. TREASURY BONDS (22.1%)
          12,500,000 6.00%, 2/15/26
                      (cost $12,672,867)....................   13,007,825
                                                              -----------
Total U.S. Treasury Obligations
  (cost $46,107,105)                                           46,574,997
                                                              -----------
SHORT-TERM HOLDINGS (4.9%)
           2,870,303 Dreyfus Government Cash Management Fund
                      (cost $2,870,303).....................    2,870,303
                                                              -----------
Total Investments (100.0%)
  (cost $58,214,808)                                          $58,734,644
                                                              -----------
                                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements        13                         Memorial Funds

--------------------------------------------------------------------------------
CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS (unaudited) (continued)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
ASSET BACKED SECURITIES (0.8%)
           1,000,000 California Infrastructure Pacific Gas &
                      Electric, Series 1997-1 A6, 6.38%,
                      9/25/08...............................  $  1,017,555
             300,000 EQCC Home Equity Loan Trust, Series
                      1998-1 A6F, 6.25%, 12/15/07...........       300,029
                                                              ------------
Total Asset Backed Securities
  (cost $1,314,257)                                              1,317,584
                                                              ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.9%)
FHLMC (0.7%)
           1,000,000 Series 1928 C, 7.50% V/R, 12/15/24 (a)
                        (cost $1,017,187)...................     1,026,713
                                                              ------------
FNMA (0.4%)
             598,637 6.50%, 1/1/26
                        (cost $595,363).....................       596,812
                                                              ------------
OTHER (3.8%)
           1,000,000 First Plus Home Loan Trust, 6.49% V/R,
                      7/10/17 (a)...........................     1,010,755
           2,000,000 First Union-Lehman Brothers-Bank of
                      America, Series 1998-C2 C, 6.73%,
                      9/18/12...............................     2,019,376
             500,000 Money Store Home Equity Trust, Series
                      1996-D A13, 6.38%, 9/15/14............       507,488
           2,000,000 Morgan Stanley Capital, 6.63%,
                      7/15/30...............................     2,044,240
             300,000 Mortgage Index Amortizing Trust, Series
                      1997-1 A1, 6.68%, 8/25/04.............       302,016
                                                              ------------
Total Other
  (cost $5,833,519)                                              5,883,875
                                                              ------------
Total Collateralized Mortgage Obligations
  (cost $7,446,069)                                              7,507,400
                                                              ------------
CORPORATE BONDS & NOTES (45.7%)
             500,000 Amsouth Bank of Alabama, 6.45%,
                      2/1/18................................       516,329
             565,000 Associates Corp. of North America,
                      5.60%, 1/15/01........................       559,989
           2,000,000 Associates Corp. of North America,
                      7.88%, 9/30/01........................     2,113,006
           1,500,000 Bellsouth Telecommunications, 6.00% V/R,
                      6/15/02 (a)...........................     1,504,097
           1,500,000 Branch Banking & Trust Corp., 6.38% V/R,
                      6/30/05 (a)...........................     1,510,590


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
           1,000,000 Choice Hotels Corporation Inc., 7.13%,
                      5/1/08 (b)............................  $  1,017,896
             500,000 Chrysler Financial Corp., 9.50%,
                      12/15/99..............................       524,474
           2,250,000 Cincinnati Financial Corp., 6.90%,
                      5/15/28...............................     2,323,598
           1,000,000 Continental Cablevision Corp, 8.50%,
                      9/15/01...............................     1,067,095
             150,000 Cummins Engine Company Inc., 6.45%,
                      3/1/05................................       151,376
           2,000,000 Duke Realty, 6.75%, 5/30/08.............    2,013,344
             400,000 EOP Operating LP, 6.38%, 2/15/03 (b)....      398,483
             300,000 EOP Operating LP, 6.50%, 6/15/04 (b)....      300,098
           1,000,000 EOP Operating LP, 6.76%, 6/15/07 (b)....    1,003,290
             500,000 EOP Operating LP, 6.75%, 2/15/08 (b)....      500,995
           1,000,000 Equitable Companies Inc., 7.00%,
                      4/1/28................................     1,037,958
           1,000,000 GTE Corp., 6.84%, 4/15/18...............    1,010,330
           3,500,000 General Motors Acceptance Corp., 7.13%,
                      5/1/01................................     3,604,874
           1,000,000 Goodrich (B.F.), 7.00%, 4/15/38.........    1,034,333
           1,000,000 Healthsouth Corp., 7.00%, 6/15/08.......      998,140
           1,000,000 Hertz Corp., 6.63%, 5/15/08.............    1,011,861
           2,000,000 Huntington Bank, 6.60%, 6/15/18.........    1,978,972
           1,800,000 Key Bank NA, 6.50%, 4/15/08.............    1,830,791
             300,000 Lehman Brothers Holdings, 6.25%,
                      4/1/03................................       300,540
           1,000,000 Loew's Companies, Inc., 6.88%,
                      2/15/28...............................     1,024,515
             750,000 MCN Investment Corp., 6.35% V/R, 4/2/02
                      (a)...................................       754,605
           1,000,000 Mellon Financial Co., 7.63%, 11/15/99...    1,022,355
           2,100,000 Mellon Financial Co., 6.38%, 2/15/10....    2,112,205
           6,500,000 Merrill Lynch & Co., Inc., 6.75%,
                      6/1/28................................     6,601,017
           2,900,000 Morgan Stanley Dean Witter, 5.88%,
                      2/28/01...............................     2,892,811
           1,000,000 NGC Corporation, 7.13%, 5/15/18.........    1,020,255
           1,000,000 National-Oilwell, Inc., 6.88%, 7/1/05
                      (b)...................................     1,000,310

See Notes to Schedules of Investments and
  Notes to Financial Statements        14                         Memorial Funds

--------------------------------------------------------------------------------
CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS (unaudited) (continued)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
           1,660,000 News America Holdings, 8.00%,
                      10/17/16..............................  $  1,837,665
             100,000 Occidental Petroleum Corp., 6.40% V/R,
                      4/1/03 (a)............................       100,798
             500,000 Owens Corning, 7.50%, 5/1/05............      510,401
           3,600,000 Public Service Electric & Gas Co.,
                      6.13%, 8/1/02.........................     3,620,765
             250,000 Rollins Truck Leasing Corp., 6.88%,
                      8/1/01................................       255,379
           1,000,000 Salomon Smith Barney Holdings, 6.25%,
                      6/15/05...............................       999,327
             915,890 Seabrook Station-Unit 1, 7.83%,
                      1/2/19................................       977,973
             550,000 Shopko Stores, 8.50%, 3/15/02...........      581,887
             200,000 Shopko Stores, 6.50%, 8/15/03...........      198,413
           1,200,000 Simon DeBartolo Group, Inc., 6.75%,
                      7/15/04 (b)...........................     1,201,674
             500,000 Simon DeBartolo Group, Inc., 6.75%,
                      6/15/05 (b)...........................       498,206
             300,000 Standard Federal Bancorporation, 7.75%,
                      7/17/06...............................       327,327
           1,500,000 Texas Utilities Electric Co., 8.25%,
                      4/1/04................................     1,645,898
           1,000,000 Tommy Hilfiger, 6.50%, 6/1/03...........    1,002,338
             100,000 Travelers Group, Inc., 6.88%,
                      2/15/2098.............................       102,142
           1,000,000 US Bancorp, 6.50%, 2/1/08...............    1,003,339
           1,550,000 US West Capital Funding, Inc., 6.13%,
                      7/15/02...............................     1,554,690
           1,650,000 United Illuminating Co., 6.25%,
                      12/15/02..............................     1,639,635
           1,200,000 Vastar Resources, Inc., 6.00%
                      V/R, 4/20/00 (a)......................     1,201,077
             250,000 WMX Technologies, Inc., 7.00%,
                      10/15/06..............................       258,863
           1,000,000 Waste Management, Inc., 7.65%,
                      3/15/11...............................     1,074,075
           1,000,000 Worldcom Inc., 7.75%, 4/1/04............    1,064,174
           3,000,000 360 Communications Co., 7.50%, 3/1/06...    3,219,135
                                                              ------------
Total Corporate Bonds & Notes
  (cost $69,004,170)                                            69,615,713
                                                              ------------
MORTGAGE BACKED SECURITIES (6.5%)
             601,935 FHLMC, Pool E69646, 6.00%, 3/1/13.......      596,789
           1,980,000 FHLMC, Pool E70688, 6.00%, 6/1/13.......    1,963,071


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
MORTGAGE BACKED SECURITIES, CONTINUED
           2,000,000 FNMA TBA, 6.50%, 1/1/13................. $  2,011,876
             987,763 FNMA, Pool 251818, 6.00%, 6/1/18........      972,028
             377,283 FNMA, Pool 313873, 7.00%, 12/1/27.......      384,489
             263,859 FNMA, Pool 399774, 7.00%, 5/1/28........      267,991
             987,580 FNMA, Pool 422848, 6.00%, 4/1/18........      971,848
           1,479,001 FNMA, Pool 425701, 6.50%, 5/1/13........    1,488,999
             347,865 FNMA, Pool 428152, 7.00%, 5/1/28........      353,313
             990,000 FNMA, Pool 428968, 6.00%, 1/1/28........      964,824
                                                              ------------
Total Mortgage Backed Securities
  (cost $9,918,431)                                              9,975,228
                                                              ------------
MUNICIPAL BONDS & NOTES (4.5%)
           1,000,000 Carmel, IN, City Center Redevelopment
                      Project, Tax RV, FSA insured, 6.80%,
                      12/15/12..............................     1,023,125
             150,000 Denver, CO, Urban Renewal Authority, Tax
                      Increment Revenue Bonds, Adams Mark
                      Hotel, Series A, 6.37%, 9/1/02........       150,635
           1,000,000 Madison, WI, Community Development
                      Authority RV, 6.20%, 7/2/18...........       998,858
             955,000 Oklahoma County, OK, Finance Authority
                      MFH RV, Oakridge Village Apartments,
                      Series A, 8.05%, 10/1/09..............     1,023,487
             300,000 Reeves County, TX, Tax Certificates of
                      Participation, 6.70%, 3/31/05.........       303,202
             150,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 5.85%, 12/1/98...............       150,083
             200,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 5.85%, 12/1/99...............       200,418
             200,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 5.85%, 12/1/00...............       200,609

See Notes to Schedules of Investments and
  Notes to Financial Statements        15                         Memorial Funds

--------------------------------------------------------------------------------
CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS (unaudited) (continued)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
MUNICIPAL BONDS & NOTES, CONTINUED
             250,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 5.85%, 12/1/02...............  $    251,888
             290,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 5.85%, 12/1/03...............       292,471
             250,000 St. Charles County, MO, Public Arena
                      Authority Leasehold Taxable RV, Family
                      Area Project, 6.54%, 9/15/05..........       254,561
           2,000,000 Tallulah, LA, Youth Correctional, RV,
                      AMBAC insured, 6.65%, 11/1/08.........     2,031,700
                                                              ------------
Total Municipal Bonds & Notes
  (cost $6,783,856)                                              6,881,037
                                                              ------------
U.S. TREASURY OBLIGATIONS (33.4%)
U.S. TREASURY NOTES (27.2%)
           2,000,000 5.38%, 2/15/01..........................    1,992,344
           4,000,000 5.38%, 6/30/03..........................    3,980,313
           1,500,000 5.38%, 6/30/03..........................    1,494,377
           2,200,000 5.50%, 2/15/01..........................    2,193,127
           1,500,000 5.50%, 3/31/00..........................    1,499,766
           2,150,000 5.50%, 3/31/00..........................    2,150,003
           3,750,000 5.50%, 3/31/03..........................    3,748,820
             650,000 5.50%, 5/31/03..........................      650,203


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
U.S. TREASURY NOTES, CONTINUED
           1,000,000 5.63%, 5/15/08.......................... $  1,014,063
           4,800,000 5.75%, 4/30/03..........................    4,848,005
           1,500,000 6.50%, 5/15/05..........................    1,580,625
           5,500,000 6.50%, 5/15/05..........................    5,799,922
           9,450,000 6.50%, 5/15/05..........................    9,978,614
             500,000 7.25%, 5/15/04..........................      542,657
                                                              ------------
Total U.S. Treasury Notes
  (cost $41,375,532)                                            41,472,839
                                                              ------------
U.S. TREASURY BONDS (6.2%)
           8,800,000 6.13%, 11/15/27
                      (cost $9,354,218).....................     9,420,786
                                                              ------------
Total U.S. Treasury Obligations
  (cost $50,729,750)                                            50,893,625
                                                              ------------
SHORT-TERM HOLDINGS (4.2%)
           4,000,000 Baker Hughes, Inc. CP, 6.25%, 7/1/98....    4,000,000
             360,912 Dreyfus Government Cash Management
                      Fund..................................       360,912
           2,000,000 Southland CP, 5.54%, 7/17/98............    1,995,076
                                                              ------------
Total Short-Term Holdings
  (cost $6,355,988)                                              6,355,988
                                                              ------------
Total Investments (100.0%)
  (cost $151,552,521)                                         $152,546,575
                                                              ------------
                                                              ------------

See Notes to Schedules of Investments and
  Notes to Financial Statements        16                         Memorial Funds

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited) (continued)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
COMMON STOCK (96.3%)
BUILDING MATERIALS, HARDWARE, & GARDEN
  SUPPLY (1.9%)
               7,000 Home Depot, Inc......................... $   581,439
                                                              -----------
BUSINESS SERVICES (9.7%)
              13,400 BMC Software, Inc.(c)...................     695,964
               6,100 Cognizant Corp.(c)......................     384,300
               8,700 DST Systems, Inc.(c)....................     487,200
               6,600 Microsoft Corp.(c)......................     715,277
              13,000 Parametric Technology Co.(c)............     352,626
               5,100 Robert Half International, Inc.(c)......     284,963
                                                              -----------
                                                                2,920,330
                                                              -----------
CHEMICALS & ALLIED PRODUCTS (7.4%)
               6,500 Clorox Co...............................     619,935
               6,000 Estee Lauder Companies, Inc.............     418,120
               6,700 Procter & Gamble Co.....................     610,120
               6,300 Schering-Plough Corp....................     577,235
                                                              -----------
                                                                2,225,410
                                                              -----------
COMMUNICATIONS (5.4%)
               8,000 AT&T Corp...............................     457,002
               4,400 Clear Channel Communications, Inc.(c)...     480,150
               8,400 SBC Communications, Inc.................     336,000
               9,000 Univision Communications, Inc.(c).......     335,250
                                                              -----------
                                                                1,608,402
                                                              -----------
DOMESTIC DEPOSITORY INSTITUTIONS (1.7%)
              11,550 Washington Mutual, Inc..................     501,704
                                                              -----------
EDUCATIONAL SERVICES (2.3%)
              18,050 Symbol Technologies, Inc................     681,388
                                                              -----------
ELECTRIC, GAS & SANITARY SERVICES (5.5%)
               9,400 Duke Energy Corp........................     556,950
              13,400 Houston Industries, Inc.................     413,725
              13,500 USA Waste Services, Inc.(c).............     666,565
                                                              -----------
                                                                1,637,240
                                                              -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
  COMPONENTS (10.6%)
              14,500 American Power Conversion Corp.(c)......     435,000
               9,000 Ascend Communications, Inc.(c)..........     446,060
               8,700 Emerson Electric Co.....................     525,260
               6,300 General Electric Co.....................     573,300
              10,800 General Instrument Corp.(c).............     293,625
               4,500 Linear Technology Corp..................     271,405
               7,800 Lucent Technologies, Inc................     648,865
                                                              -----------
                                                                3,193,515
                                                              -----------


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------

ENGINEERING, ACCOUNTING, RESEARCH,
  MANAGEMENT & RELATED SERVICES (1.7%)
              11,500 Halliburton Co.......................... $   512,465
                                                              -----------
FEDERAL AGENCIES & INSTRUMENTALITIES (2.0%)
              10,000 FNMA....................................     607,500
                                                              -----------
FOOD & KINDRED PRODUCTS (2.1%)
              15,000 PepsiCo, Inc............................     617,810
                                                              -----------
FOOD STORES (1.2%)
               7,000 Albertson's, Inc........................     362,689
                                                              -----------
GENERAL MERCHANDISE STORES (3.6%)
              10,500 Dayton Hudson Corp......................     509,250
               9,500 Wal-Mart Stores, Inc....................     577,125
                                                              -----------
                                                                1,086,375
                                                              -----------
HEALTH CARE (0.8%)
               4,100 IMS Health Incorporated.................     243,950
                                                              -----------
HOLDING & OTHER INVESTMENT OFFICES (2.7%)
               8,300 Crescent Real Estate Equities Co........     279,088
              13,000 Paychex, Inc............................     528,938
                                                              -----------
                                                                  808,026
                                                              -----------
INDUSTRIAL & COMMERCIAL MACHINERY &
  COMPUTER EQUIPMENT (4.4%)
               7,900 Cisco Systems, Inc.(c)..................     727,295
               2,500 Hewlett-Packard Co......................     149,688
               4,000 IBM Corp................................     459,252
                                                              -----------
                                                                1,336,235
                                                              -----------
INSURANCE CARRIERS (4.6%)
               5,000 American International Group, Inc.......     730,000
              11,500 SunAmerica, Inc.........................     660,533
                                                              -----------
                                                                1,390,533
                                                              -----------
MEASURING, ANALYZING, & CONTROLLING
  INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS (1.5%)
               7,300 Medtronic, Inc..........................     465,375
                                                              -----------
MISCELLANEOUS RETAIL (4.1%)
              10,800 Bed Bath & Beyond, Inc.(c)..............     559,575
              10,500 Costco Cos., Inc.(c)....................     662,157
                                                              -----------
                                                                1,221,732
                                                              -----------
MOTION PICTURES (2.7%)
               9,500 Time Warner, Inc........................     811,658
                                                              -----------
OIL & GAS EXTRACTION (3.5%)
              10,000 Enron Corp..............................     540,625
               7,000 Nabors Industries, Inc.(c)..............     138,687

See Notes to Schedules of Investments and
  Notes to Financial Statements        17                         Memorial Funds

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited) (continued)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
OIL & GAS EXTRACTION, CONTINUED
              10,000 Noble Affiliates, Inc................... $   380,000
                                                              -----------
                                                                1,059,312
                                                              -----------
PHARMACEUTICAL PREPARATIONS (6.3%)
               5,900 Bristol-Myers Squibb Co.................     678,130
               3,500 Merck & Co., Inc........................     468,125
               3,500 Pfizer, Inc.............................     380,405
               8,000 Watson Pharmaceuticals, Inc.(c).........     373,500
                                                              -----------
                                                                1,900,160
                                                              -----------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.6%)
              10,000 Meredith Corp...........................     469,375
                                                              -----------
SECURITY & COMMODITY BROKERS, DEALERS,
  EXCHANGES & SERVICE (2.7%)
               8,800 Morgan Stanley, Dean Witter, & Co.......     804,100
                                                              -----------
TRANSPORTATION BY AIR (1.0%)
               9,800 Southwest Airlines Co...................     290,325
                                                              -----------


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
WHOLESALE TRADE--DURABLE GOODS (2.9%)
               5,500 Johnson & Johnson....................... $   405,625
              12,000 Omnicare, Inc...........................     457,500
                                                              -----------
                                                                  863,125
                                                              -----------
WHOLESALE TRADE--NONDURABLE GOODS (2.4%)
               9,000 McKesson Corp...........................     731,250
                                                              -----------
Total Common Stock
  (cost $27,071,259)                                           28,931,423
                                                              -----------
SHORT-TERM HOLDINGS (3.7%)
           1,105,789 Dreyfus Government Cash Management Fund
                      (cost $1,105,789).....................    1,105,789
                                                              -----------
Total Investments (100.0%)
  (cost $28,177,048)                                          $30,037,212
                                                              -----------
                                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements        18                         Memorial Funds

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited) (continued)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
COMMON STOCK (92.5%)
AGRICULTURAL PRODUCTION--CROPS (1.4%)
              7,500 Dole Food Co., Inc......................  $   372,656
                                                              -----------
APPAREL & OTHER FINISHED PRODUCTS MADE
  FROM FABRICS & SIMILAR MATERIALS (2.4%)
             15,100 Warnaco Group, Inc.--Class A............      640,807
                                                              -----------
BUSINESS SERVICES (8.9%)
             25,200 Electronic Data Systems Corp............    1,008,000
             24,100 First Data Corp.........................      802,832
             14,200 Service Corp. International.............      608,826
                                                              -----------
                                                                2,419,658
                                                              -----------
COMMUNICATIONS (1.4%)
              7,000 GTE Corp................................      389,376
                                                              -----------
ELECTRIC, GAS & SANITARY SERVICES (8.6%)
             11,200 Duke Energy Corp........................      663,600
             22,100 El Paso Natural Gas Co..................      845,325
             16,700 USA Waste Services, Inc.(c).............      824,564
                                                              -----------
                                                                2,333,489
                                                              -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER
  EQUIPMENT (8.6%)
             23,600 AMP, Inc................................      811,251
             25,000 American Power Conversion Corp.(c)......      750,000
             10,500 Intel Corp..............................      778,313
                                                              -----------
                                                                2,339,564
                                                              -----------
ENGINEERING, ACCOUNTING, RESEARCH,
  MANAGEMENT & RELATED SERVICES (3.2%)
             17,100 Fluor Corp..............................      872,100
                                                              -----------
GENERAL MERCHANDISE STORES (3.2%)
             16,100 Federated Department Stores, Inc.(c)....      866,382
                                                              -----------
HEALTH SERVICES (4.8%)
             20,200 Columbia HCA Healthcare Corp............      588,327
             22,700 Tenet Healthcare Corp.(c)...............      709,375
                                                              -----------
                                                                1,297,702
                                                              -----------
INDUSTRIAL & COMMERCIAL MACHINERY &
  COMPUTER EQUIPMENT (9.4%)
             16,300 Cooper Cameron Corp.(c).................      831,300
             15,300 Cummins Engine Co., Inc.................      784,125
              8,000 IBM Corp................................      918,500
                                                              -----------
                                                                2,533,925
                                                              -----------
INSURANCE AGENTS, BROKERS & SERVICE (2.0%)
              9,000 Marsh & McLennan Cos., Inc..............      543,935
                                                              -----------


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
INSURANCE CARRIERS (5.9%)
              2,500 General Re Corp.........................  $   633,750
             13,000 MBIA, Inc...............................      973,375
                                                              -----------
                                                                1,607,125
                                                              -----------
METAL MINING (2.0%)
             22,400 Newmont Mining Corp.....................      529,200
                                                              -----------
MOTION PICTURES (3.7%)
             39,300 King World Productions, Inc.(c).........    1,002,150
                                                              -----------
NONDEPOSITORY CREDIT INSTITUTIONS (3.2%)
             17,500 SLM Holding Corp........................      857,502
                                                              -----------
OIL & GAS EXTRACTION (8.6%)
             18,100 Burlington Resources, Inc...............      779,430
             11,900 Cognizant Corp.(c)......................      749,700
             35,700 R & B Falcon Corp.(c)...................      807,710
                                                              -----------
                                                                2,336,840
                                                              -----------
PHARMACEUTICAL PREPARATIONS (1.1%)
              3,500 R.P. Scherer Corp.(c)...................      310,185
                                                              -----------
PRIMARY METAL INDUSTRIES (1.8%)
             10,900 Nucor Corp..............................      501,400
                                                              -----------
RUBBER & MISCELLANEOUS PLASTICS
  PRODUCTS (2.6%)
             19,200 EVI Weatherford, Inc.(c)................      712,803
                                                              -----------
TRANSPORTATION EQUIPMENT (7.6%)
             15,100 Boeing Co...............................      672,890
             25,500 Brunswick Corp..........................      631,125
             14,400 Dana Corp...............................      770,400
                                                              -----------
                                                                2,074,415
                                                              -----------
WHOLESALE TRADE--NONDURABLE GOODS (2.1%)
             22,200 Sysco Corp..............................      568,875
                                                              -----------
Total Common Stock
  (cost $25,867,385)                                           25,110,089
                                                              -----------
SHORT-TERM HOLDINGS (7.5%)
             26,389 Dreyfus Government Cash Management
                      Fund..................................       26,389
            250,000 FHLB Discount Note, 5.56%, 7/6/98.......      249,810
          1,450,000 FNMA Discount Note, 5.84%, 7/6/98.......    1,448,900
            300,000 FNMA Discount Note, 5.58%, 7/6/98.......      299,771
                                                              -----------
Total Short Term Holdings
  (cost $2,024,871)                                             2,024,870
                                                              -----------
Total Investments (100.0%)
  (cost $27,892,256)                                          $27,134,959
                                                              -----------
                                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements        19                         Memorial Funds

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

(a) The interest rates shown reflect the variable rate in effect on June 30, 1998.

(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended. The Board of Trustees has deemed these securities to be liquid at June 30, 1998.

(c) Non-income producing securities

(d) Definition of certain terms:

ACA        American Capital Assets
AMBAC      American Municipal Bond Assurance Corporation
CP         Commercial Paper
FHLB       Federal Home Loan Bank
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
FSA        Financial Security Assurance, Inc.
IDA        Industrial Development Authority
MFH        Multi-Family Housing
RV         Revenue Bonds
V/R        Variable Rate

See Notes to Financial Statements      20                         Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                            GOVERNMENT        CORPORATE         GROWTH            VALUE
                                             BOND FUND        BOND FUND       EQUITY FUND      EQUITY FUND
                                           -------------    -------------    -------------    -------------
ASSETS:
    Investments (Note 2)
      Investments at cost...............   $ 58,214,808     $ 151,552,521    $ 28,177,048     $ 27,892,256
      Net unrealized appreciation
       (depreciation)...................        519,836           994,054       1,860,164         (757,297)
                                           -------------    -------------    -------------    -------------
        Total investments at value......     58,734,644       152,546,575      30,037,212       27,134,959
    Interest, dividends and other
     receivables........................      1,192,500         1,566,878          10,993           24,310
    Receivable for securities sold......             --         8,449,970         371,929               --
    Receivable for fund shares sold.....             --        15,585,000       3,861,750        1,549,750
    Organization costs, net.............         28,468            28,403          28,468           28,468
                                           -------------    -------------    -------------    -------------
Total assets............................     59,955,612       178,176,826      34,310,352       28,737,487
                                           -------------    -------------    -------------    -------------
LIABILITIES:
    Dividends payable...................         67,437           402,972           1,177            7,518
    Payable for securities purchased....             --        31,043,854         225,268               --
    Payable to sub-adviser (Note 3).....          6,025            25,834           4,521            4,065
    Payable to administrator (Note 3)...          4,945            14,753           3,482            3,137
    Accrued fees, other liabilities and
     other expenses.....................         17,474            56,077          23,473           22,863
                                           -------------    -------------    -------------    -------------
Total liabilities.......................         95,881        31,543,490         257,921           37,583
                                           -------------    -------------    -------------    -------------
NET ASSETS..............................   $ 59,859,731     $ 146,633,336    $ 34,052,431     $ 28,699,904
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
COMPONENTS OF NET ASSETS:
    Paid in capital.....................   $ 59,337,668     $ 144,895,257    $ 32,168,630     $ 29,491,099
    Undistributed net investment
     income.............................             --                32              --               --
    Net unrealized appreciation
     (depreciation).....................        519,836           994,054       1,860,164         (757,297)
    Accumulated net realized gain
     (loss).............................          2,227           743,993          23,637          (33,898)
                                           -------------    -------------    -------------    -------------
NET ASSETS..............................   $ 59,859,731     $ 146,633,336    $ 34,052,431     $ 28,699,904
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
NET ASSETS BY SHARE CLASS
    Trust Shares........................   $         --     $          --    $    228,790     $    206,625
    Institutional Shares................     59,859,731       146,633,336      33,823,641       28,493,279
                                           -------------    -------------    -------------    -------------
NET ASSETS..............................   $ 59,859,731     $ 146,633,336    $ 34,052,431     $ 28,699,904
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
SHARES OF BENEFICIAL INTEREST
 OUTSTANDING
    Trust Shares........................             --                --          21,656           21,817
    Institutional Shares................      5,907,088        14,465,584       3,196,020        3,004,540
NET ASSET VALUE (OFFERING AND REDEMPTION
 PRICE) PER SHARE
    Trust Shares........................   $         --     $          --    $      10.56     $       9.47
    Institutional Shares................   $      10.13     $       10.14    $      10.58     $       9.48

See Notes to Financial Statements      21                         Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE PERIOD ENDED JUNE 30, 1998(a)
--------------------------------------------------------------------------------

                                           GOVERNMENT    CORPORATE       GROWTH          VALUE
                                           BOND FUND     BOND FUND     EQUITY FUND    EQUITY FUND
                                           ---------    -----------    -----------    -----------
INVESTMENT INCOME:
    Dividend income.....................   $     --     $       --     $   24,393     $   39,064
    Interest income.....................    271,278      1,164,762         27,812         21,920
                                           ---------    -----------    -----------    -----------
Total investment income.................    271,278      1,164,762         52,205         60,984
                                           ---------    -----------    -----------    -----------
EXPENSES:
    Investment advisory fees (Note 3)...      6,778         29,063          5,793          5,440
    Sub-advisory fees (Note 3)..........      9,037         38,751         11,587         10,880
    Shareholder services (Note 3).......      2,249          9,688          1,892          1,776
    Administration fees (Note 3)........      6,778         29,063          5,793          5,440
    Transfer agent services (Note 3)....      8,106          7,331         10,158         10,158
    Accounting services (Note 3)........     10,258          9,581         12,258         12,258
    Distribution fee (Note 3)...........         54             --            195            187
    Legal...............................      1,229          5,059          1,055            991
    Audit...............................      3,320          3,460          3,320          3,320
    Custody fees........................        525          5,229          4,997          1,761
    Trustees' fees (Note 3).............        491          2,023            422            396
    Amortization of organization
     costs..............................      1,532          1,597          1,532          1,532
    D&O insurance.......................        556         12,566          1,108          1,020
    Miscellaneous.......................      2,103         32,008          2,489          3,951
                                           ---------    -----------    -----------    -----------
Total expenses..........................     53,016        185,419         62,599         59,110
Expenses reimbursed and fees waived
 (Note 4)...............................    (14,378)       (36,167)       (12,544)       (11,826)
                                           ---------    -----------    -----------    -----------
Net expenses............................     38,638        149,252         50,055         47,284
                                           ---------    -----------    -----------    -----------
NET INVESTMENT INCOME...................    232,640      1,015,510          2,150         13,700
                                           ---------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
    Net realized gain (loss) on
     investments sold...................      2,227        743,993         23,637        (33,898)
    Net change in unrealized
     appreciation (depreciation)........    519,836        994,054      1,860,164       (757,297)
                                           ---------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.........................    522,063      1,738,047      1,883,801       (791,195)
                                           ---------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $754,703     $2,753,557     $1,885,951     $ (777,495)
                                           ---------    -----------    -----------    -----------
                                           ---------    -----------    -----------    -----------

------------------------------
(a) See Note 1 of Notes to Financial Statements for date of commencement of operations

See Notes to Financial Statements      22                         Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
FOR THE PERIOD ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

                                            GOVERNMENT       CORPORATE         GROWTH       VALUE EQUITY
                                            BOND FUND        BOND FUND      EQUITY FUND         FUND
                                           ------------    -------------    ------------    ------------
NET ASSETS--BEGINNING OF PERIOD (a).....   $        --     $          --    $        --     $        --
----------------------------------------   ------------    -------------    ------------    ------------
OPERATIONS:
  Net investment income.................       232,640         1,015,510          2,150          13,700
  Net realized gain (loss) on
   investments sold.....................         2,227           743,993         23,637         (33,898)
  Net change in unrealized appreciation
   (depreciation).......................       519,836           994,054      1,860,164        (757,297)
                                           ------------    -------------    ------------    ------------
    Net increase (decrease) in net
     assets resulting from operations...       754,703         2,753,557      1,885,951        (777,495)
                                           ------------    -------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Trust Shares...          (939)               --            (14)            (97)
  Net investment income--Institutional
   Shares...............................      (231,701)       (1,015,478)        (2,136)        (13,603)
                                           ------------    -------------    ------------    ------------
    Total distributions to
     shareholders.......................      (232,640)       (1,015,478)        (2,150)        (13,700)
                                           ------------    -------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares--Trust Shares..........       744,796                --      1,523,334       1,421,848
  Sale of shares--Institutional
   Shares...............................    59,335,175       145,091,766     32,208,054      29,522,277
  Reinvestment of distributions--Trust
   Shares...............................           640                --             14              97
  Reinvestment of
   distributions--Institutional
   Shares...............................       142,700           205,583            961           6,083
  Redemption of shares--Trust Shares....      (745,437)               --     (1,302,403)     (1,206,242)
  Redemption of shares--Institutional
   Shares...............................      (140,206)         (402,092)      (261,330)       (252,964)
                                           ------------    -------------    ------------    ------------
    Net increase from capital
     transactions.......................    59,337,668       144,895,257     32,168,630      29,491,099
                                           ------------    -------------    ------------    ------------
    Net increase........................    59,859,731       146,633,336     34,052,431      28,699,904
                                           ------------    -------------    ------------    ------------
NET ASSETS--END OF PERIOD (Including
 line (A))..............................   $59,859,731     $ 146,633,336    $34,052,431     $28,699,904
----------------------------------------   ------------    -------------    ------------    ------------
                                           ------------    -------------    ------------    ------------
  (A) Accumulated undistributed net
    investment income...................   $        --     $          32    $        --     $        --
                                           ------------    -------------    ------------    ------------
                                           ------------    -------------    ------------    ------------


                                              SHARES          SHARES           SHARES          SHARES
                                           ------------    -------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares--Trust Shares..........        74,480                --        152,163         142,463
  Sale of shares--Institutional
   Shares...............................     5,906,880        14,485,004      3,221,902       3,030,915
  Reinvestment of distributions--Trust
   Shares...............................            64                --              1              10
  Reinvestment of
   distributions--Institutional
   Shares...............................        14,119            20,317             91             642
  Redemption of shares--Trust Shares....       (74,544)               --       (130,508)       (120,656)
  Redemption of shares--Institutional
   Shares...............................       (13,911)          (39,737)       (25,973)        (27,017)
                                           ------------    -------------    ------------    ------------
  Net increase in shares................     5,907,088        14,465,584      3,217,676       3,026,357
                                           ------------    -------------    ------------    ------------
                                           ------------    -------------    ------------    ------------

------------------------------
(a) See Note 1 of Notes to Financial Statements for date of commencement of operations

See Notes to Financial Statements      23                         Memorial Funds

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------
CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH PERIOD INDICATED.

                                                                     FOR THE PERIOD ENDED JUNE 30,
                                                                                1998(a)
                                                                   ----------------------------------
                                                                     GOVERNMENT          CORPORATE
                                                                      BOND FUND          BOND FUND
                                                                   ---------------     --------------
                                                                    INSTITUTIONAL      INSTITUTIONAL
                                                                       SHARES              SHARES
                                                                   ---------------     --------------
Net asset value, beginning of period.............................        $ 10.00            $  10.00
                                                                   ---------------     --------------
Investment Operations
    Net investment income........................................           0.13                0.14
    Net realized and unrealized gain on investments..............           0.13                0.14
                                                                   ---------------     --------------
Total from Investment Operations.................................           0.26                0.28
                                                                   ---------------     --------------
Distributions from net investment income.........................          (0.13)              (0.14)
                                                                   ---------------     --------------
Net asset value, end of period...................................        $ 10.13            $  10.14
                                                                   ---------------     --------------
                                                                   ---------------     --------------
Total Return(c)..................................................           2.61%               2.80%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver.....................           0.85%(b)            0.77%(b)
    Expenses, excluding reimbursement/waiver.....................           1.15%(b)            0.96%(b)
    Net investment income, including reimbursement/waiver........           5.15%(b)            5.24%(b)
Portfolio turnover rate..........................................           4.77%             189.66%
Net assets at end of period (000's omitted)......................        $59,860            $146,633

------------------------------
(a) See Note 1 of Notes to Financial Statements for date of commencement of operations
(b) Annualized
(c) Total return would have been lower had certain expenses not been reimbursed or waived during the period shown (Note 4)

See Notes to Financial Statements      24                         Memorial Funds

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH PERIOD INDICATED.

                                                                        FOR THE PERIOD ENDED JUNE 30, 1998 (a)
                                                      ---------------------------------------------------------------------------
                                                                   GROWTH                                   VALUE
                                                                EQUITY FUND                              EQUITY FUND
                                                      --------------------------------      -------------------------------------
                                                                         INSTITUTIONAL                            INSTITUTIONAL
                                                      TRUST SHARES          SHARES           TRUST SHARES             SHARES
                                                      -------------      -------------      ---------------      ----------------
Net asset value, beginning of period..............           $10.00         $ 10.00            $ 10.00              $  10.00
                                                      -------------      -------------         -------              --------
Investment Operations
    Net investment income.........................             0.02              --               0.01                  0.04
    Net realized and unrealized gain (loss) on
     investments..................................             0.54            0.58              (0.53)                (0.51)
                                                      -------------      -------------         -------              --------
Total from Investment Operations..................             0.56            0.58              (0.52)                (0.47)
                                                      -------------      -------------         -------              --------
Distributions from net investment income..........               --              --              (0.01)                (0.05)
                                                      -------------      -------------         -------              --------
Net asset value, end of period....................           $10.56         $ 10.58            $  9.47              $   9.48
                                                      -------------      -------------         -------              --------
                                                      -------------      -------------         -------              --------
Total Return(d)...................................             5.61%           5.81%            (5.26)%               (4.75)%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver......             1.43%(b)        1.29%(b)           1.44%(b)              1.30%(b)
    Expenses, excluding reimbursement/waiver......             3.95%(b)        1.57%(b)           3.97%(b)              1.58%(b)
    Net investment income, including
     reimbursement/waiver.........................             0.46%(b)        0.05%(b)           0.18%(b)              0.38%(b)
Average commission rate(c)........................            .0587           .0587              .0548                 .0548
Portfolio turnover rate...........................             6.34%           6.34%              4.80%                 4.80%
Net assets at end of period (000's omitted).......           $  229         $33,824            $   207              $ 28,493

------------------------------
(a) See Note 1 of Notes to Financial Statements for date of commencement of operations
(b) Annualized
(c) Amount represents the average commission per share, paid to brokers, on the purchase and sale of portfolio securities
(d) Total return would have been lower had certain expenses not been reimbursed or waived during the period shown (Note 4)

See Notes to Financial Statements      25                         Memorial Funds

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

JUNE 30, 1998
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Memorial Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has four active diversified investment portfolios (each a "Fund" and, collectively, the "Funds"). The Trust Instrument of the Trust authorizes each Fund to issue an unlimited number of shares of beneficial interest. The classes of each Fund and their date of commencement of operations are as follows:

Government Bond Fund (Trust Shares and
Institutional Shares)                               March 30, 1998

Corporate Bond Fund (Institutional Shares)          March 25, 1998

Growth Equity Fund (Trust Shares and Institutional
Shares)                                             March 30, 1998

Value Equity Fund (Trust Shares and Institutional
Shares)                                             March 30, 1998

As of June 30, 1998, all Trust Shares in the Government Bond Fund had been redeemed.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following represent significant accounting policies of the Funds:

SECURITY VALUATION--Securities, other than short-term securities, held by the Funds for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. Securities with a maturity of 60 days or less are valued at amortized cost.

REALIZED GAIN AND LOSS--Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold are determined on the basis of identified cost.

INTEREST AND DIVIDEND INCOME--Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions of net investment income to shareholders are declared daily and paid monthly by Government Bond Fund and Corporate Bond Fund. Net investment income distributions for Growth Equity Fund and Value Equity Fund are declared and paid quarterly. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS--Costs incurred by the Funds in connection with their organization have been capitalized and are being amortized using the straight-line method over a five year period beginning with the commencement of the Funds' operations.

FEDERAL TAXES--Each Fund intends to qualify, and continue to qualify, each year as a regulated investment company under the Internal Revenue Code. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is currently required.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser of each Fund is Forum Investment Advisors, LLC (the "Adviser"). The Adviser receives monthly, from each Fund, an advisory fee at an annual rate of 0.35% of the average daily net assets of Government Bond Fund and Corporate Bond Fund, and 0.45% of the average daily net assets of Growth Equity Fund and Value Equity Fund. In addition, the Adviser has retained the following investment subadvisers (each a "Subadviser" and, collectively, the "Subadvisers") for each Fund, pursuant to investment subadvisory agreements with the Adviser, the Subadvisers and the Trust:

Government Bond Fund       The Northern Trust Company

Corporate Bond Fund        Conseco Capital Management, Inc.

Growth Equity Fund         Davis Hamilton Jackson & Associates, Inc.

Value Equity Fund          Beutel, Goodman Capital Management

                                       26                         Memorial Funds

--------------------------------------------------------------------------------

JUNE 30, 1998
--------------------------------------------------------------------------------

Currently, the Adviser pays the Subadvisers of the Government Bond Fund and the Corporate Bond Fund an annual fee of 0.20% of the average daily net assets of each Fund. The Subadvisers for Growth Equity Fund and Value Equity Fund are currently paid an annual fee of 0.30% of the average daily net assets of each Fund. The amount of the fees paid by the Adviser to each Subadviser may vary from time to time as a result of periodic negotiations with each Subadviser regarding such matters as the nature and extent of the services provided (other than investment selection and order placement activities). The amount of advisory fees paid by each Fund will not vary as a result of changes in the subadvisory fees, however. To assist in carrying out its responsibilities, the Adviser has retained Wellesley Group, Inc. ("Wellesley"). Wellesley provides data with which the Adviser and the Board of Trustees of the Trust can monitor and evaluate the performance of the Funds and Subadvisers. Wellesley receives a fee from the Adviser of 0.02% of the average annual net assets of the Funds (breaking to 0.015% at average annual net asset levels of $250 million, and 0.01% at average annual net asset levels exceeding $500 million). As a minimum, Wellesley shall receive an aggregate annual fee of $30,000.

On behalf of each Fund, the Trust has entered into an Administration Agreement with Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives a fee at an annual rate of 0.15% of the average daily net assets of each Fund for the first $150 million in assets, and 0.10% of the average daily net assets of each Fund over $150 million, subject to an annual minimum of $30,000 per Fund.

Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, serves as each Fund's transfer agent and dividend disbursing agent, for which it receives a base fee of $24,000 per year per Fund, plus $12,000 per year per Fund for each additional share class, plus certain account charges.

Forum Financial Services, Inc. ("FFSI"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as each Fund's distributor pursuant to a Distribution Agreement with the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") with respect to Trust Shares under which the Trust pays FFSI a distribution fee at an annual rate of 0.25% of the average daily net assets of Trust Shares of each Fund. FFSI may pay any or all amounts of these payments to various institutions which provide distribution or shareholder services for Trust Shares. The Plan obligates the Trust to pay FFSI as compensation for FFSI's distributions and shareholder services and not as reimbursement for certain expenses incurred.

Forum Accounting Services, LLC ("FAcS") serves as the fund accountant for each Fund. For its services, FAcS receives a base fee of $36,000 per year per Fund, plus $12,000 per year per Fund for each additional share class, plus certain amounts based upon the number and types of portfolio transactions within each Fund.

The Trust has adopted a Shareholder Service Plan which allows it to obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust pays the service provider a fee at an annual rate of 0.05% of the average daily net assets of Institutional Shares of each Fund.

Each Trustee, who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $5,000 plus out of pocket expenses. In addition, each Trustee receives $500 per meeting attended. One Trustee has waived all fees for the remainder of the fiscal year.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser, Subadvisers, FFSI, FSS, and FAcS have voluntarily waived a portion of their fees. In addition, FAdS may, under certain circumstances, assume certain expenses of the Funds. For the period ended June 30, 1998, fees waived and estimated expenses reimbursed were as follows:

                                      INVESTMENT     SUB                              EXPENSE
                                      ADVISORY    ADVISORY                           REIMBURSED
                                         FEE         FEE      FFSI   FSS     FAcS     BY FAdS       TOTAL
                                      ---------   ---------   ----   ----   ------   ----------    --------
Government Bond Fund...............   $ 5,423     $ 3,012     $ 54   $474   $3,065     $2,350      $ 14,378
Corporate Bond Fund................    23,250      12,917       --     --       --         --        36,167
Growth Equity Fund.................     3,862       3,862      195    765    3,065        795        12,544
Value Equity Fund..................     3,626       3,627      187    760    3,065        561        11,826

                                       27                         Memorial Funds

--------------------------------------------------------------------------------

JUNE 30, 1998
--------------------------------------------------------------------------------

NOTE 5. SECURITIES TRANSACTIONS

The cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the period ended June 30, 1998, were as follows:

                                                                           COST OF
                                         COST OF       PROCEEDS FROM     GOVERNMENT        PROCEEDS FROM
                                        PURCHASES          SALES          PURCHASES       GOVERNMENT SALES
                                      -------------    -------------    -------------    ------------------
Government Bond Fund...............   $  4,276,025     $         --     $  52,097,502         $  1,031,250
Corporate Bond Fund................    127,921,913       45,191,024       165,203,114          103,623,166
Growth Equity Fund.................     27,956,932          911,287                --                   --
Value Equity Fund..................     26,555,780          657,343                --                   --

For federal income tax purposes, the tax basis of investment securities owned as of June 30, 1998, was the same as for financial reporting purposes. The aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) as of June 30, 1998, were as follows:

                                                                   NET UNREALIZED
                                      UNREALIZED     UNREALIZED     APPRECIATION
                                     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                     ------------   ------------   --------------
Government Bond Fund...............   $  523,228     $    3,392      $  519,836
Corporate Bond Fund................    1,009,654         15,600         994,054
Growth Equity Fund.................    2,308,450        448,286       1,860,164
Value Equity Fund..................      814,581      1,571,878        (757,297)

                                       28                         Memorial Funds

                               THE MEMORIAL GROUP

INVESTMENT ADVISER                               CUSTODIAN
       Forum Investment Advisors, LLC                   BankBoston, N.A.
       Two Portland Square                              P.O. Box 1959
       Portland, Maine 04101                            Boston, Massachusetts 02105

ADMINISTRATOR                                    TRANSFER AGENT & DIVIDEND DISBURSING AGENT
       Forum Administrative Services, LLC               Forum Shareholder Services, LLC
       Two Portland Square                              Two Portland Square
       Portland, Maine 04101                            Portland, Maine 04101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares, and other information.